UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)     January 31, 2005
                                                     -----------------

                          Appalachian Bancshares, Inc.
             (Exact name of registrant as specified in its charter)


      Georgia                          000-21383                  58-2242407
---------------------------    -----------------------     ---------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
   of incorporation)                                         Identification No.)


829 Industrial Boulevard, Ellijay, Georgia                              30540
 -------------------------------------                                 ---------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code            (706) 276-8000
                                                              --------------

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
       Act (17 CFR 240.14a-12)
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         Results of Operation and Financial Condition.

     On January 31, 2005, Appalachian Bancshares, Inc. (the "Company") issued a press release reporting increases in its net income of 8% and 31% for, respectively, the three and twelve months ended December 31, 2004, compared to the same periods ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in the preceding paragraph, as well as the information contained in Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.


ITEM 9.01         Financial Statements and Exhibits.

(c)  Exhibits. The following exhibit is filed with this report:

Exhibit No.                       Description

   99.1 Press release issued by Appalachian Bancshares, Inc., dated January 31, 2005, reporting the unaudited results of operations and financial condition for the three and twelve months ended December 31, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Appalachian Bancshares, Inc.


                                By:      /s/ Tracy R. Newton
                                   ---------------------------------------------
                                   Tracy R. Newton
                                   President and Chief Executive Officer

Dated:  January 31, 2005

                                  EXHIBIT INDEX


Exhibit No.                   Description of Exhibit
----------    ------------------------------------------------------------------
   99.1       Press  release  issued by  Appalachian  Bancshares,  Inc.,  dated
              January 31, 2005, reporting the unaudited results of operations and financial condition for the three and twelve months ended
              December 31, 2004.

                                                                    Exhibit 99.1

                          APPALACHIAN BANCSHARES, INC.
              REPORTS INCREASES IN NET INCOME OF 8% AND 31% FOR THE
                  THREE AND TWELVE MONTHS (RESPECTIVELY) ENDED
                                DECEMBER 31, 2004


Ellijay, Georgia - (PR Newswire) - January 31, 2005 - Appalachian Bancshares, Inc. (the "Company") (Other OTC: APAB.PK), today announced that net income for the quarter ended December 31, 2004, was $1,102,655, compared to net income of $1,016,597 for the quarter ended December 31, 2003, which represents an increase of $86,058, or 8.47%. Basic earnings per share were $0.30 and $0.28 for the quarters ended December 31, 2004 and 2003, respectively, an increase of 7.14%. Diluted earnings per share were $0.28 and $0.26 for the quarters ended December 31, 2004, and 2003, respectively, an increase of 7.69%.

Net income for the twelve months ended December 31, 2004, was $4,047,014, compared to net income of $3,086,580 for the twelve months ended December 31, 2003, which represents an increase of $960,434, or 31.12%. Basic earnings per share were $1.09 and $0.86 for the twelve months ended December 31, 2004 and 2003, respectively, an increase of 26.74%. Diluted earnings per share were $1.04 and $0.81 for the twelve months ended December 31, 2004, and 2003, respectively, an increase of 28.40%.

Net interest income increased from $4,161,300 to $4,815,692, or 15.73%, from the quarter ended December 31, 2003, to the quarter ended December 31, 2004. The provision for loan loss was $310,000 for the quarter ended December 31, 2004, compared to $360,000 for the quarter ended December 31, 2003. Non-interest expense increased $547,225, from $3,069,445 to $3,616,670, from the quarter ended December 31, 2003, to the quarter ended December 31, 2004. This increase was related primarily to expenses associated with the increase in the staff of Appalachian Community Bank, the Company's wholly-owned subsidiary (the "Bank"), which was necessary in order to accommodate the growth that the Bank has experienced, as well as the opening, during the second quarter, of a new 9,000-square-foot branch office in Blue Ridge, Georgia, with a 3,500-square-foot community building, in order to better service the Bank's Blue Ridge market.

Net interest income increased from $14,833,485 to $18,177,973, or 22.55%, from the twelve months ended December 31, 2003, to the twelve months ended December 31, 2004. The provision for loan loss was $1,235,107 for the twelve months ended December 31, 2004, compared to $1,465,000 for the twelve months ended December 31, 2003. The ratio of loan loss reserves to total loans increased from 1.09% to 1.15%, for the twelve months ended December 31, 2003, and 2004, respectively. Non-interest expenses increased $2,108,023, from $11,731,985 to $13,840,008, for the twelve months ended December 31, 2003, to the twelve months ended December 31, 2004.

Tracy R. Newton, President and Chief Executive Officer of the Company, stated, "We are very pleased with the financial goals the Company achieved during 2004. This is the result of all the employees, officers, and directors pulling together and working towards a common goal. When you stay focused on the customer and build relationships, the financial results will come."

Mr. Newton also stated that, "Site preparation continues at the Highlands Shopping Center in East Ellijay and at the location for the corporate office facility on Industrial Blvd in Ellijay. We plan to have these projects completed by December 2005. The Company had an excellent year in 2004 and we look forward to serving our communities in 2005."

Appalachian Bancshares, Inc., is a bank holding company that owns all of the outstanding shares of capital stock of Appalachian Community Bank. The Company, through Appalachian Community Bank, engages in a full range of banking services in northern Georgia, through banking offices located in Ellijay, East Ellijay, Blue Ridge and Blairsville, Georgia. The main banking office of the Company, which is located in Ellijay, Georgia, is operated under the trade name "Gilmer County Bank."

Certain statements in the release contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which statements can generally be identified by the use of forward-looking terminology, such as "may," "will," "expect," "estimate," "anticipate," "believe," "target," "plan," "project," "continue," or the negatives thereof, or other variations thereon or similar terminology, and are made on the basis of management's plans and current analyses of the Company, its business and the industry as a whole. These forward-looking statements are subject to risks and uncertainties, including, but not limited to, economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. The above factors, in some cases, have affected, and in the future could affect, the Company's financial performance and could cause actual results for 2005 and beyond to differ materially from those expressed or implied in such forward-looking statements, even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Please contact Tracy R. Newton,  Chief Executive Officer,  or Darren M. Cantlay,
Chief  Financial  Officer,   with  any  questions  or  requests  for  additional
information, at 706-276-8000.

                  APPALACHIAN BANCSHARES, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
               December 31, 2004 (Unaudited) and December 31, 2003


                                                                      December 31,
                                                                          2004          December 31,
                                                                      (Unaudited)          2003         % Change
                                                                   ---------------  ---------------  --------------
Assets
   Cash and due from banks.....................................    $     4,953,563  $     6,530,984         (24.15)%
   Interest-bearing deposits with other banks..................            403,532          273,841          47.36%
   Federal funds sold..........................................          2,156,000          586,000         267.92%
                                                                   ---------------  ---------------
       Cash and Cash Equivalents...............................          7,513,095        7,390,825           1.65%

   Securities available-for-sale...............................         64,654,722       55,363,327          16.78%

   Loans, net of unearned income...............................        377,351,501      332,306,446          13.56%
   Allowance for loan losses...................................         (4,348,618)      (3,609,794)         20.47%
                                                                  ----------------  ---------------
       Net Loans...............................................        373,002,883      328,696,652          13.48%

   Premises and equipment, net.................................         12,988,640        9,161,652          41.77%
   Accrued interest............................................          2,901,737        2,289,994          26.71%
   Cash surrender value on life insurance......................          7,833,450        2,592,416         202.17%
   Intangibles, net............................................          2,116,558        2,157,433          (1.89)%
   Other assets................................................          1,800,043        1,965,179          (8.40)%
                                                                  ----------------  ---------------

       Total Assets............................................   $    472,811,128  $   409,617,478          15.43%
                                                                  ================  ===============


Liabilities and Shareholders' Equity

Liabilities
   Deposits:
     Noninterest-bearing.......................................   $     32,896,346   $   23,795,787          38.24%
     Interest-bearing..........................................        348,601,825      309,123,161          12.77%
                                                                  ----------------  ---------------
       Total Deposits..........................................        381,498,171      332,918,948          14.59%

   Short-term borrowings.......................................         15,469,540       12,085,992          28.00%
   Accrued interest............................................            540,217          670,614         (19.44)%
   Long-term debt..............................................         31,950,000       25,692,858          24.35%
   Guaranteed preferred beneficial interest in the
     Company's subordinated debentures.........................          6,186,000        6,186,000           0.00%
   Other liabilities ..........................................          1,083,878          980,713          10.52%
                                                                  ----------------  ---------------
       Total Liabilities.......................................        436,727,806      378,535,125          15.37%
                                                                  ----------------  ---------------

Shareholders' Equity
   Preferred Stock, 20,000,000 shares authorized,
     none issued...............................................                 --               --           0.00%
   Common stock, par value $0.01 per share, 20,000,000
     shares authorized, 3,840,572 shares issued at
     December 31, 2004 and 3,734,686 shares issued
     at December 31, 2003......................................             38,406           37,347           2.84%
   Paid-in capital.............................................         23,731,549       22,727,208           4.42%
   Retained earnings...........................................         12,635,174        8,588,160          47.12%
   Accumulated other comprehensive income:  net
     unrealized holding  gains on securities available-
     for-sale, net of deferred income  tax.....................            377,989          429,434         (11.98)%
   Treasury stock, at cost (75,973 shares at
     December 31, 2004 and at December 31, 2003)...............           (699,796)        (699,796)          0.00%
                                                                  ----------------  ---------------
       Total Shareholders' Equity..............................         36,083,322       31,082,353          16.09%
                                                                  ----------------  ---------------

       Total Liabilities and Shareholders' Equity..............   $    472,811,128  $   409,617,478          15.43%
                                                                  ================  ===============

                  APPALACHIAN BANCSHARES, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
              For the Three Months Ended December 31, 2004 and 2003
                                  (Unaudited)



                                                                          Three Months Ended
                                                                              December 31,
                                                                         2004             2003          % Change
                                                                     (Unaudited)
                                                                  ----------------  ---------------  --------------
Interest Income
   Interest and fees on loans .................................   $      6,342,359  $     5,348,248         18.59%
   Interest on investment securities:
     Taxable securities........................................            395,327          351,225         12.56%
     Nontaxable securities.....................................            162,639          167,064         (2.65)%
     Interest on deposits in other banks.......................              3,415            1,408        142.54%
     Interest on federal funds sold............................             10,580            2,978        255.27%
                                                                  ----------------  ---------------
       Total Interest Income...................................          6,914,320        5,870,923         17.77%
                                                                  ----------------  ---------------

Interest Expense
   Interest on deposits .......................................          1,700,777        1,443,339         17.84%
   Interest on federal funds purchased and securities
     sold under agreements to repurchase ......................             46,432           18,384        152.57%
   Interest on long-term debt..................................            266,219          184,000         44.68%
   Interest on subordinated debentures.........................             85,200           63,900         33.33%
                                                                  ----------------  ---------------
       Total Interest Expense .................................          2,098,628        1,709,623         22.75%
                                                                  ----------------  ---------------

Net Interest Income............................................          4,815,692        4,161,300         15.73%
   Provision for loan losses ..................................            310,000          360,000        (13.89)%
                                                                  ----------------  ---------------

Net Interest Income After Provision For Loan Losses............          4,505,692        3,801,300         18.53%

Noninterest Income
   Customer services fees......................................            346,280          246,549         40.45%
   Insurance commissions.......................................              8,693            6,605         31.61%
   Mortgage origination fees...................................            160,708          216,582        (25.80)%
   Other operating income......................................            229,584          156,321         46.87%
   Investment securities gains (losses)........................                 --               --          0.00%
                                                                  -----------------  ----------------
       Total Noninterest Income................................            745,265          626,057         19.04%
                                                                  ----------------  -----------------

Noninterest Expenses
   Salaries and employee benefits..............................          1,854,858        1,484,592         24.94%
   Occupancy expense ..........................................            210,692          166,918         26.22%
   Furniture and equipment expense ............................            296,331          256,135         15.69%
   Other operating expenses ...................................          1,254,789        1,161,800          8.00%
                                                                  ----------------  ---------------
       Total Noninterest expense...............................          3,616,670        3,069,445         17.83%
                                                                  ----------------  ---------------

Income before income taxes ....................................          1,634,287        1,357,912         20.35%
Income tax expense.............................................            531,632          341,315         55.76%
                                                                  ----------------  ---------------

Net Income.....................................................   $      1,102,655  $     1,016,597          8.47%
                                                                  ================  ===============

Earnings Per Common Share
   Basic.......................................................   $           0.30  $          0.28          7.14%
   Diluted.....................................................               0.28             0.26          7.69%

Cash Dividends Declared
   Per Common Share............................................   $             --   $           --          0.00%

Weighted Average Shares Outstanding
   Basic ......................................................          3,736,079        3,658,713          2.11%
   Diluted.....................................................          3,894,154        3,850,591          1.13%

                  APPALACHIAN BANCSHARES, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME - CONTINUED
       For the Twelve Months Ended December 31, 2004 (Unaudited) and 2003


                                                                          Twelve Months Ended
                                                                              December 31,
                                                                         2004             2003          % Change
                                                                     (Unaudited)
                                                                  ----------------  ---------------  --------------
Interest Income
   Interest and fees on loans..................................   $     23,652,087  $    21,257,660         11.26%
   Interest on investment securities:
     Taxable securities........................................          1,401,522        1,058,688         32.38%
     Nontaxable securities.....................................            650,486          706,115         (7.88)%
     Interest on deposits in other banks.......................              5,488           30,224        (81.84)%
     Interest on federal funds sold............................             26,369           37,362        (29.42)%
                                                                  ----------------  ---------------
       Total Interest Income...................................         25,735,952       23,090,049         11.46%
                                                                  ----------------  ---------------

Interest Expense
   Interest on deposits........................................          6,209,262        6,959,433        (10.78)%
   Interest on federal funds purchased and securities
     sold under agreements to repurchase.......................            123,282           82,722         49.03%
   Interest on long-term debt..................................            941,835        1,129,209        (16.59)%
   Interest on subordinated debentures.........................            283,600           85,200        232.86%
                                                                  ----------------  ---------------
       Total Interest Expense .................................          7,557,979        8,256,564         (8.46)%
                                                                  ----------------  ---------------

Net Interest Income............................................         18,177,973       14,833,485         22.55%
   Provision for loan losses...................................          1,235,107        1,465,000        (15.69)%
                                                                  ----------------  ---------------

Net Interest Income After Provision For Loan Losses............         16,942,866       13,368,485         26.74%

Noninterest Income
   Customer services fees......................................          1,233,655          844,669         46.05%
   Insurance commissions.......................................             47,760           61,824        (22.75)%
   Mortgage origination fees...................................            800,981        1,276,787        (37.27)%
   Other operating income......................................            769,725          537,093         43.31%
   Investment securities gains (losses)........................            (22,633)         (16,978)       (33.31)%
                                                                  ----------------  ---------------
       Total Noninterest Income................................          2,829,488        2,703,395          4.66%
                                                                  ----------------  ---------------

Noninterest Expenses
   Salaries and employee benefits..............................          6,884,579        5,645,790         21.94%
   Occupancy expense...........................................            814,868          631,235         29.09%
   Furniture and equipment expense.............................          1,140,815          980,704         16.33%
   Other operating expenses ...................................          4,999,746        4,474,256         11.74%
                                                                  ----------------  ---------------
       Total Noninterest expense...............................         13,840,008       11,731,985         17.97%
                                                                  ----------------  ---------------

Income before income taxes.....................................          5,932,346        4,339,895         36.69%
Income tax expense.............................................          1,885,332        1,253,315         50.43%
                                                                  ----------------  ---------------

Net Income.....................................................   $      4,047,014  $     3,086,580         31.12%
                                                                  ================  ===============

Earnings Per Common Share
   Basic.......................................................   $           1.09  $          0.86         26.74%
   Diluted.....................................................               1.04             0.81         28.40%

Cash Dividends Declared
   Per Common Share............................................   $             --  $            --          0.00%

Weighted Average Shares Outstanding
   Basic.......................................................          3,724,095        3,609,728          3.17%
   Diluted.....................................................          3,885,490        3,809,625          1.99%

                  APPALACHIAN BANCSHARES, INC. AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
                                   (Unaudited)


                                                                   Three Months Ended December 31,
                                                                        2004              2003          % Change
                                                                   ---------------  ---------------  --------------

Earnings Summary (amounts in thousands)
   Net income for period.......................................    $         1,103  $         1,017          8.47%
   Net interest income.........................................              4,816            4,161         15.73%
   Net interest income (tax equivalent)........................              4,902            4,271         14.77%
   Noninterest expense.........................................              3,617            3,069         17.83%

Select Average Balances (amounts in thousands)
   Loans.......................................................    $       375,089  $       330,378         13.53%
   Allowance for loan losses...................................              4,266            3,644         17.07%
   Investment securities.......................................             59,925           54,484          9.99%
   Earning assets..............................................            437,850          386,450         13.30%
   Total assets................................................            467,450          406,517         14.99%
   Deposits....................................................            378,071          328,651         15.04%
   Shareholders' equity........................................             34,976           30,442         14.89%

Per Common Share
   Net income - basic..........................................    $         0.30    $        0.28           7.14%
   Net income - diluted........................................              0.28             0.26           7.69%
   Book value..................................................              9.58             8.50          12.71%
   End of period shares outstanding............................          3,764,599        3,658,713          2.89%
   Weighted average shares outstanding:
     Basic ....................................................          3,736,079        3,658,713          2.11%
     Diluted...................................................          3,894,154        3,850,591          1.13%

Ratios
   Return on average assets....................................              0.94%            1.00%
   Return on average equity....................................             12.61%           13.36%
   Average earning assets to average total assets..............             93.67%           95.06%
   Average loans as percentage of average deposits.............             99.21%          100.53%
   Net interest margin (tax equivalent)........................              4.48%            4.42%
   Average equity to average assets............................              7.48%            7.49%
   Efficiency ratio............................................             75.10%           73.76%
   Loan loss reserve to total loans............................              1.15%            1.09%


                  APPALACHIAN BANCSHARES, INC. AND SUBSIDIARIES
                        FINANCIAL HIGHLIGHTS - CONTINUED
                                   (Unaudited)



                                                                   Twelve Months Ended December 31,
                                                                        2004              2003          % Change
                                                                   ---------------  ---------------  --------------

Earnings Summary (amounts in thousands)
   Net income for period.......................................    $         4,047  $         3,087         31.12%
   Net interest income.........................................             18,178           14,833         22.55%
   Net interest income (tax equivalent)........................             18,534           15,263         21.43%
   Noninterest expense.........................................             13,840           11,732         17.97%

Select Average Balances (amounts in thousands)
   Loans.......................................................    $       360,261  $       316,605         13.79%
   Allowance for loan losses...................................              4,094            3,450         18.67%
   Investment securities.......................................             56,981           49,951         14.07%
   Earning assets..............................................            419,586          371,496         12.94%
   Total assets................................................            446,074          393,553         13.35%
   Deposits....................................................            362,316          320,833         12.93%
   Shareholders' equity........................................             33,102           28,447         16.36%

Per Common Share
   Net income - basic..........................................    $         1.09    $        0.86          26.74%
   Net income - diluted........................................              1.04             0.81          28.40%
   Book value..................................................              9.58             8.50          12.71%
   End of period shares outstanding............................          3,764,599        3,658,713          2.89%
   Weighted average shares outstanding:
     Basic ....................................................          3,724,095        3,609,728          3.17%
     Diluted...................................................          3,885,490        3,809,625          1.99%

Ratios
   Return on average assets....................................              0.91%            0.78%
   Return on average equity....................................             12.23%           10.85%
   Average earning assets to average total assets..............             94.06%           94.40%
   Average loans as percentage of average deposits.............             99.43%           98.68%
   Net interest margin (tax equivalent)........................              4.42%            4.11%
   Average equity to average assets............................              7.42%            7.23%
   Efficiency ratio............................................             76.14%           79.09%
   Loan loss reserve to total loans............................              1.15%            1.09%
